                               SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                               PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES AND EXCHANGE ACT OF 1934

                                        August 14, 2002
                         Date of Report (Date of earliest event reported)

                                       FILENET CORPORATION

                      (Exact name of registrant as specified in its charter)

          Delaware                          000-15997                    95-3757924
(State or other Jurisdiction         (Commission File Number)          (IRS Employer
      of Incorporation)                                             Identification Number)

    3565 Harbor Boulevard                                                   92626
    Costa Mesa, California                                               (Zip Code)
    (Address of principal
     executive offices)

                                         (714) 327-3400
                      (Registrant's telephone number, including area code)

                                               N/A
                   (Former Name or Former Address, if Changed Since Last Report)

Item 9.   Regulation FD Disclosure.

On August 14, 2002, the Registrant  filed its Quarterly  Report on Form 10-Q for the quarterly  period ended June 30, 2002 (the "Form 10-Q") with the  Securities and Exchange  Commission.  In connection  with the filing of the Form 10-Q,  the
Registrant  has  provided  to  the   Securities  and  Exchange   Commission  the
certifications below, as required by 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

                    Certification of Chief Executive Officer

Pursuant to 18  U.S.C.ss.1350,  as created by Section 906 of the  Sarbanes-Oxley
Act of 2002, the undersigned  officer of FileNET  Corporation  (the  "Company"), hereby certifies, to such officer's knowledge, that:

     (i)  the accompanying  Quarterly Report on Form 10-Q of the Company for the
          quarterly  period ended June 30, 2002 (the  "Report")  fully  complies
          with  the   requirements   of  Section  13(a)  or  Section  15(d),  as
          applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Dated:  August 14, 2002
                                        /s/ Lee D. Roberts
                                        Lee D. Roberts
                                        Chairman of the Board and
                                        Chief Executive Officer

The foregoing  certification  is being furnished  solely to accompany the Report pursuant to 18 U.S.C.ss.1350,  and is not being filed for purposes of Section 18 of  the  Securities  Exchange  Act  of  1934,  as  amended,  and  is  not  to be incorporated by reference into any filing of the Company, whether made before or after the date hereof,  regardless of any general incorporation language in such filing.

                    Certification of Chief Financial Officer

Pursuant to 18  U.S.C.ss.1350,  as created by Section 906 of the  Sarbanes-Oxley
Act of 2002, the undersigned  officer of FileNET  Corporation  (the  "Company"), hereby certifies, to such officer's knowledge, that:

     (i)  the accompanying  Quarterly Report on Form 10-Q of the Company for the
          quarterly  period ended June 30, 2002 (the  "Report")  fully  complies
          with  the   requirements   of  Section  13(a)  or  Section  15(d),  as
          applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Dated:  August 14, 2002
                                        /s/ Sam M. Auriemma
                                        Sam M. Auriemma
                                        Senior Vice President, Finance
                                        Chief Financial Officer and Secretary

The foregoing  certification  is being furnished  solely to accompany the Report pursuant to 18 U.S.C.ss.1350,  and is not being filed for purposes of Section 18 of  the  Securities  Exchange  Act  of  1934,  as  amended,  and  is  not  to be incorporated by reference into any filing of the Company, whether made before or after the date hereof,  regardless of any general incorporation language in such filing.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

FILENET CORPORATION

Dated:  August 14, 2002
                                  By:      /s/ Sam M. Auriemma
                                  Name:    Sam M. Auriemma
                                  Title:   Senior Vice President, Finance
                                           Chief Financial Officer and Secretary

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